UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007

EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 5.01 Changes in Control of Registrant.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Amendment No.1 to Agreement and Plan of Merger
Restated Certificate of Incorporation
Amended and Restated Bylaws
Press Release
Press Release

     Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 20, 2007, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2007, as amended, by and among Exterran Holdings, Inc. (formerly known as Iliad Holdings, Inc.) (the “Company”), Hanover Compressor Company, a Delaware corporation (“Hanover”), Universal Compression Holdings, Inc., a Delaware corporation (“Universal”), Hector Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Hanover Merger Sub”), and Ulysses Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Universal Merger Sub”), Universal Merger Sub merged with and into Universal (the “Universal Merger”) and Hanover Merger Sub merged with and into Hanover (the “Hanover Merger” and together with the Universal Mergers, the “Mergers”). As a result of the Mergers, each of Universal and Hanover became a wholly owned subsidiary of the Company. Immediately following the completion of the Mergers, Universal merged with and into the Company.
     Pursuant to the Universal Merger, each share of common stock of Universal, par value $0.01 per share (the “Universal Common Stock”), was converted into the right to receive one share of the Company’s common stock, par value $0.01 per share. Pursuant to the Hanover Merger, each share of common stock of Hanover, par value $0.001 per share (the “Hanover Common Stock”), was converted into the right to receive 0.325 shares of the Company’s common stock. Pursuant to the merger of Universal with and into the Company, the capital stock of the surviving company of the Universal Merger was canceled.
     The issuance of the Company’s common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-141695) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 10, 2007. The definitive joint proxy statement/prospectus of Universal and Hanover, dated July 6, 2007, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Universal and Hanover in the Mergers.
     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company’s common stock has been approved for listing on the New York Stock Exchange and is expected to begin trading under the symbol “EXH” on August 21, 2007.
     Each of the Universal Common Stock and the Hanover Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, and both the Universal Common Stock and the Hanover Common Stock are being delisted from the New York Stock Exchange. Each of Universal and Hanover expects to file a Form 15 with the SEC to terminate the registration under Section 12(g) and 15(d) of the Exchange Act of the Universal Common Stock and the Hanover Common Stock, respectively.
     On August 20, 2007, the Company issued a press release announcing the completion of the Mergers and the other transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Item 5.01 Changes in Control of Registrant.
     Upon the completion of the Mergers on August 20, 2007, a change of control of the Company occurred. Immediately prior to the Universal Merger, Universal owned all of the issued and outstanding equity interests in the Company. Upon completion of the Mergers, pursuant to the terms and conditions of the Merger Agreement, Universal contributed its interest in the Company to the Company, and the former stockholders of Universal and Hanover became the stockholders of the Company in accordance with the share exchange provisions and ratios set forth in the Merger Agreement. As a result of the Mergers, each of Universal and Hanover became a wholly owned subsidiary of the Company. Immediately following the completion of the Mergers, Universal merged with and into the Company.

     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with and effective on the date of the Mergers, the Company amended and restated in their entirety its certificate of incorporation and by-laws substantially in the form attached as Exhibits 2.2.2 and 2.3.1 to the Merger Agreement and included in the Joint Proxy Statement/Prospectus (together with technical and conforming amendments thereto). The description of the certificate of incorporation and bylaws that was contained under the caption “Comparison of Stockholder Rights” in the Joint Proxy Statement/Prospectus is incorporated herein by reference. The Company’s restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
     Item 7.01 Regulation FD Disclosure.
     On August 16, 2007, Hanover and Universal issued a press release announcing that their stockholders had adopted the Merger Agreement and approved the adoption of the Exterran 2007 Stock Incentive Plan and the Exterran Employee Stock Purchase Plan. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     Item 8.01 Other Events.
     Description of Capital Stock
     The following summary of the Company’s capital stock is subject in all respects to the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Company’s restated certificate of incorporation and amended and restated bylaws. The following discussion is a summary of the Company’s restated certificate of incorporation and amended and restated bylaws and is qualified in its entirety by reference to those documents, which are attached as Exhibits 3.1 and 3.2, respectively, to this report.
     General
     The total number of authorized shares of capital stock of the Company consist of 250 million shares of common stock, par value one cent ($0.01) per share, and 50 million shares of preferred stock, par value one cent ($0.01) per share.
     Preferred Stock
     The board of directors of the Company is authorized, subject to any limitations prescribed by law, to provide by resolution for the issuance of authorized and unissued shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, which certificate is referred to as a “preferred stock designation,” to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights, including voting rights and rights upon any liquidation of the Company, of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares of preferred stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate class vote of the holders of the preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any preferred stock designation.
     Common Stock
     The shares of Company common stock to be issued in the mergers have been duly authorized and validly issued and will be fully paid and non-assessable. Except as otherwise required by applicable law and subject to the rights of the holders of any series of preferred stock, each registered holder of common stock will be entitled to one vote for each share of common stock held by such holder on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by applicable law, holders of common stock of the Company will not be entitled to vote on any amendment to the restated certificate of incorporation of the Company (including any preferred stock designation) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of that affected series of preferred stock are entitled, either separately or together as a class with the holders of one or more other series of preferred stock, to vote thereon by law or pursuant to the Company’s restated certificate of incorporation (including any preferred stock designation). The number of authorized shares of common stock may be increased or decreased (but not below the number of shares of common stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate class vote of the holders of the common stock.
     The Company does not have a classified board of directors nor does it permit cumulative voting. Holders of Company common stock are not entitled to any sinking fund provisions or preemptive rights to subscribe for additional shares of Company common stock, nor are they liable to further capital calls or to assessments by the Company.
     Subject to any preferential rights with respect to any series of outstanding preferred stock and any restrictions that may be imposed by instruments governing any indebtedness of the Company or its subsidiaries, holders of Company common stock are entitled to receive dividends when and as declared by the board of directors of the Company at its discretion out of legally available funds. On liquidation, dissolution, sale or winding up of the Company, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights.
     Provisions that Have or May Have the Effect of Delaying or Prohibiting a Change in Control
     Under the Company’s restated certificate of incorporation, the board of directors of the Company has the full authority permitted by Delaware law to determine the voting rights, if any, and designations, preferences, limitations and special rights of any series of the preferred stock. The issuance of preferred stock could adversely affect the voting power of holders of Company common stock and restrict their rights to receive payments upon liquidation of the Company. Further, the Company’s restated certificate of incorporation provides that a director may be removed from office with or without cause. Subject to applicable law, however, if the board of directors were to establish a series of preferred stock and provide that series with the right to elect a director in the preferred stock designation, that director could be removed without cause only by the holders of a majority of the shares of that series of preferred stock.
     The Company’s restated certificate of incorporation provides that any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting and may not be taken by written consent.
     The bylaws of the Company further provide that special meetings of the stockholders of the Company may be called only by the Chairman of the board of directors of the Company, the President of the Company or the board of directors of the Company acting pursuant to a resolution adopted by a majority of the total number of authorized directors on the board of directors of the Company (regardless of whether there exist any vacancies in the authorized directorships). Stockholders are not entitled to call special meetings of the stockholders of the Company.
     The provisions of the Company’s restated certificate of incorporation and bylaws (1) conferring on the Company’s board of directors the full authority to issue preferred stock, (2) limiting the right to remove a director elected by the holders of any series of preferred stock, (3) requiring that stockholders act at a duly called meeting and (4) prohibiting stockholders from calling a special meeting, in certain instances could have the effect of delaying, deferring or preventing a change in control of the Company or the removal of existing management.
     Limitation on Directors’ and Officers’ Liability
     The restated certificate of incorporation of the Company provides that a director of the Company will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any of the following:

•	any breach of the director’s duty of loyalty to the Company or its stockholders,

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

•	payments of unlawful dividends or unlawful stock repurchases or redemptions, or

•	any transaction from which the director derived an improper personal benefit.
     The Company’s restated certificate of incorporation further provides that if the Delaware General Corporation Law (the “DGCL”) is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the limitation of the directors’ liability to the Company by the stockholders of the Company will not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification. The Company’s restated certificate of incorporation and bylaws also provide that the Company will indemnify and advance expenses to its officers and directors to the fullest extent permitted by applicable law. The inclusion of these provisions in the Company’s restated certificate of incorporation and amended and restated bylaws may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their fiduciary duty as a director, even though such an action, if successful, might otherwise have benefited the Company and the holders of Company common stock.
     Press Release
     On August 20, 2007, the Company issued a press release announcing the Mergers. A copy of that press release is filed as Exhibit 99.1 and incorporated by reference into this Item 8.01.
     Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements.
     The financial statements required by this item will be filed by amendment to this report.
     (b) Pro Forma Information.
     Pro forma financial information will be filed by amendment to this report.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc., Hector Sub, Inc. and Ulysses Sub, Inc.

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc.

3.1	Restated Certificate of Incorporation of Exterran Holdings, Inc.

3.2	Amended and Restated Bylaws of Exterran Holdings, Inc.

99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007.

99.2	Press Release of Hanover Compressor Company and Universal Compression Holdings, Inc., dated August 16, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
Date: August 20, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc., Hector Sub, Inc. and Ulysses Sub, Inc.

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc.

3.1	Restated Certificate of Incorporation of Exterran Holdings, Inc.

3.2	Amended and Restated Bylaws of Exterran Holdings, Inc.

99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007.

99.2	Press Release of Hanover Compressor Company and Universal Compression Holdings, Inc., dated August 16, 2007.